Exhibit 99.1

Local Bounti® Closes Acquisition of Pete’s®

HAMILTON, Mont., April 5, 2022 – Local Bounti Corporation (NYSE: LOCL, LOCL WS) (“Local Bounti®” or the “Company”), a breakthrough U.S. indoor agriculture company combining the best aspects of vertical and greenhouse growing technologies, today announced the successful completion of its acquisition of California-based complementary indoor farming company Hollandia Produce Group, Inc., which operates under the name Pete’s®, effective April 4, 2022.

“The combination of Pete’s operational scale and retail distribution footprint with our market-leading unit-level economics creates immediate value for our employees, customers, partners, and shareholders,” said Craig Hurlbert, Co-CEO of Local Bounti. “This acquisition is immediately accretive and opens the door for further margin expansion as we implement our proprietary Stack & Flow Technology™ into Pete’s facilities and unlock additional operational synergies. Combined, this platform is well-positioned to take on the rapidly expanding controlled environment agriculture produce market, which is expected to reach $30 billion in the U.S. by 2025, and generate accelerated returns on invested capital. We welcome all of Pete’s 130 employees to the Local Bounti family and look forward to a seamless integration process.”

Magda Overgaag, Co-Founder, Matriarch of Hollandia Produce Group, Inc. and Mother of Pete, stated, “The closing of the transaction with Local Bounti marks yet another important milestone for my family and our long history within the CEA industry that began over 100 years ago when my father and my husband’s father began growing under glass in the Netherlands. We immigrated our family to California in 1968 and have been driving innovation in growing techniques across a variety of crops ever since. Today, Pete’s represents a trusted brand that delivers the highest quality living lettuce varieties in the industry. We couldn’t be more excited with this transaction, which ensures that our family’s legacy will live on and be a formidable force in the CEA industry for generations to come.”

Local Bounti funded the purchase price of $122.5 million, with a combination of $92.5 million in cash provided pursuant to Local Bounti’s lending facility with Cargill, and $30.0 million of consideration payable in shares of Local Bounti common stock. In conjunction with the closing, Local Bounti also announced the appointment of Brian Cook to the position of President at Local Bounti, who will report to co-CEOs Craig Hurlbert and Travis Joyner. Mr. Cook previously served as President of Pete’s from November 2017 until its acquisition by Local Bounti.

About Local Bounti®

Local Bounti is a premier controlled environment agriculture (CEA) company redefining conversion efficiency and environmental, social and governance (ESG) standards for indoor agriculture. Local Bounti operates an advanced indoor growing facility in Hamilton, Montana, within a few hours’ drive of its retail and food service partners. Reaching retail shelves in record time post-harvest, Local Bounti produce is superior in taste and quality compared to traditional field-grown greens. Local Bounti’s USDA Harmonized Good Agricultural Practices (GAP Plus+) and non-genetically modified organisms (GMO) produce is sustainably grown using proprietary technology 365 days a year, free of pesticides and herbicides, and using 90% less land and 90% less water than conventional outdoor farming methods. With a mission to ‘bring our farm to your kitchen in the fewest food miles possible,’ Local Bounti is disrupting the cultivation and delivery of produce. Local Bounti is also committed to making meaningful connections and giving back to each of the communities it serves. To find out more, visit localbounti.com or follow the company on LinkedIn for the latest news and developments.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify these forward-looking statements by words such as “anticipate,” “approximate,” “believe,” “commit,” “continue,” “could,” “estimate,” “expect,” “hope,” “intend,” “may,” “outlook,” “plan,” “project,” “potential,” “should,” “would,” “will” and other similar words or expressions. Forward-looking statements reflect the Company’s current expectations or beliefs concerning future events and actual events may differ materially from historical results or current expectations. The reader is cautioned not to place undue reliance on these forward-looking statements, which are not a guarantee of future performance and are subject to a number of uncertainties, risks, assumptions and other factors, many of which are outside the control of the Company. The forward-looking statements in this press release address a variety of subjects including, for example, the business prospects of the Company following the transaction. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the effects of disruption to Local Bounti’s businesses as a result of the transaction; the impact of transaction costs on Local Bounti’s interim 2022 and full year 2022 financial results; Local Bounti’s ability to retain Pete’s customers following the consummation of the transaction; Local Bounti’s ability to achieve the anticipated benefits from the transaction; the uncertainty of water supply (and related uncertainty for certain water rights) for Pete’s facilities located in California; Local Bounti’s ability to effectively integrate the acquired operations into its own operations; the ability of Local Bounti to retain and hire key personnel; the uncertainty of projected financial information; the diversion of management time on transaction-related issues; Local Bounti’s increased leverage as a result of additional indebtedness incurred in connection with the transaction; restrictions contained in Local Bounti’s debt facility agreements with Cargill; Local Bounti’s ability to repay, refinance, restructure and/or extend its indebtedness as it comes due; and unknown liabilities that may be assumed in the transaction. In addition, actual results are subject to other risks and uncertainties that relate more broadly to the Company’s overall business, including Local Bounti’s ability to generate revenue; the risk that Local Bounti may never achieve or sustain profitability; the risk that Local Bounti could fail to effectively manage its future growth; the risk that Local Bounti will fail to obtain additional necessary capital when needed on acceptable terms, or at all; Local Bounti’s ability to build out additional facilities; reliance on third parties for construction, delays relating to material delivery and supply chains, and fluctuating material prices; Local Bounti’s ability to decrease its cost of goods sold over time; potential for damage to or problems with Local Bounti’s CEA facilities; Local Bounti’s ability to attract and retain qualified employees; Local Bounti’s ability to develop and maintain its brand or brands it may acquire; Local Bounti’s ability to maintain its company culture or focus on its vision as it grows; Local Bounti’s ability to execute on its growth strategy; the risks of diseases and pests destroying crops; Local Bounti’s ability to compete successfully in the highly competitive natural food market; Local Bounti’s ability to defend itself against intellectual property infringement claims; changes in consumer preferences, perception and spending habits in the food industry; seasonality; Local Bounti’s ability to achieve its sustainability goals; and other risks and uncertainties indicated from time to time, including those under “Risk Factors” and “Forward-Looking Statements” in Local Bounti’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission (the SEC) on March 30, 2022, as supplemented by subsequent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, and other reports and documents Local Bounti files from time to time with the SEC. Local Bounti cautions that the foregoing list of factors is not exclusive and cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date hereof. Local Bounti does not undertake or accept any obligation or undertaking to update or revise any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Contact:

Kathleen Valiasek, Chief Financial Officer

Local Bounti

investors@localbounti.com